UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2024
_______________________
Allogene Therapeutics, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38693	82-3562771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
210 East Grand Avenue, South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 457-2700
(Former name or former address, if changed since last report.)
________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALLO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 3, 2024, the Audit Committee of the Board of Directors of Allogene Therapeutics, Inc. (the “Company”) adopted and approved certain amendments to the Company’s Code of Business Conduct and Ethics (the “Code”) that applies to all directors, officers, employees and certain consultants and contractors of the Company (“Covered Persons”). The existing Code was refreshed and updated by further enhancing and clarifying the Code’s standards requiring compliance with applicable governmental laws, rules, and regulations as well as Company policies and procedures. The amendments include, among other changes: (i) changes to reflect a concurrent amendment to the Company’s insider trading policy, (ii) additional expressly stated categories of information that may not be shared with competitors pursuant to antitrust laws, (iii) an additional expressly stated category of direct or indirect financial benefit that a Covered Person must consider in connection with potential conflicts of interest, (iv) changes to the procedures that must be followed prior to any Covered Person investing or participating in an outside business opportunity that is directly related to the Company’s line of business, (v) expanded restrictions designed to maintain the integrity of the Company’s records and public disclosures, (vi) expanded obligations related to fair dealing, (vii) expanded restrictions against giving or receiving certain gifts and entertainment, (viii) expanded requirements related to the protection and use of Company assets, (ix) an update to the scope of the Company’s official spokespersons’ authority with respect to media and public disclosures, (x) express requirements to comply with data privacy and cybersecurity matters, and (xi) an express requirement that Covered Persons comply with all other Company policies that are developed to support and reinforce the principles set forth in the Code.
The foregoing summary of the amendments to the Code is qualified in its entirety by the full text of the amended and restated Code of Ethics, adopted and effective October 3, 2024, which is attached hereto as Exhibit 14.1. The updated Code will also be posted on the Company’s website at http://www.allogene.com under the Governance section of our Investors page as soon as practicable.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description
14.1	Allogene Therapeutics, Inc. Code of Business Conduct and Ethics
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLOGENE THERAPEUTICS, INC.

By:	/s/ David Chang, M.D., Ph.D.
David Chang, M.D., Ph.D.
President, Chief Executive Officer
Dated: October 7, 2024